SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2005

CALI HOLDINGS INC.
Exact Name of Registrant Specified in Charter

Utah	333-74970	30-0123229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7658 Municipal Dr. Orlando, Florida 32819
(Address of Principal Executive Offices) (Zip Code)

(407)-649-8325
Registrant’s telephone number, including area code

TS&B Holdings Inc.
7380 Sand Lake Rd., Orlando Florida, 32819
(Former Name or Former Address, if Changed Since Last Report)

Item 2.01. Completion of Acquisition or Disposition of Assets

Company issues press release on sale of Advanced Pool Technologies Inc.

Item 8.01 Other Events

Company reverses common stock 100 to 1 and changes name of Company from TS&B Holdings Inc to CALI Holdings Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 11, 2005	BY: /S/ Charles Giannetto —————————————— Charles Giannetto Corporate Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99	Company issues press release on reverse split, name change and sale of Advanced Pool Technologies Inc.